UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2014

Strategic Hotels & Resorts, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-32223	33-1082757
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 West Madison Street, Suite 1700

Chicago, Illinois 60606

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (312) 658-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously disclosed, on May 27, 2014, SHR Del Partners, LP, an indirect wholly-owned subsidiary of Strategic Hotel Funding, L.L.C., the operating company of Strategic Hotels & Resorts, Inc. (the “Company”), entered into a purchase and sale agreement to acquire the remaining 63.6% ownership interest in the Hotel del Coronado (the “Hotel”) from the Company’s joint venture partner, an affiliate of Blackstone Real Estate Partners VI L.P. (the “BREP Affiliate”), for $210 million in cash (the “Del Acquisition”). On June 11, 2014, the Del Acquisition closed. Prior to the Del Acquisition, the Company owned a 36.4% ownership interest in the Hotel through a joint venture with the BREP Affiliate. As a result of the consummation of the Del Acquisition, under the provisions of business combination accounting guidance, 100% of the Hotel’s assets and liabilities will now be consolidated in the Company’s balance sheet at the acquisition-date fair values and the results of operations will be consolidated in the Company’s statement of operations from the date of purchase, including the $475 million mortgage and mezzanine loans (the “Loans”) secured by the Hotel.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in “Item 2.01 – Completion of Acquisition or Disposition of Assets” of this Current Report on Form 8-K (this “Current Report”) is incorporated herein by reference. Additional information regarding the Loans is set forth in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2014.

Item 7.01	Regulation FD Disclosure.

A copy of the press release announcing the closing of the Del Acquisition is attached to this Current Report as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 7.01 disclosure.

The information in Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

In connection with the Del Acquisition, the financial statements that are required to be filed pursuant to this item will be filed by amendment to this Current Report as soon as practicable, but not later than 71 days after the date that this Current Report is required to be filed.

(b)	Pro forma financial information.

In connection with the Del Acquisition, the pro forma financial information that is required to be filed pursuant to this item will be filed by amendment to this Current Report as soon as practicable, but not later than 71 days after the date that this Current Report is required to be filed.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press release dated June 12, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC HOTELS & RESORTS, INC.

June 16, 2014	By:	/s/ Paula C. Maggio
	Name:	Paula C. Maggio
	Title:	Executive Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated June 12, 2014